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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                OCTOBER 26, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PARTSBASE.COM, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             TEXAS                      000-29727            76-0604158
--------------------------------    --------------       -------------------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)       Identification No.)


       621 NW 53RD STREET, BOCA RATON, FLORIDA            33487-8233
      ----------------------------------------            ----------
      (Address of Principal Executive Offices)            (Zip Code)


                                 (561) 953-0700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

         In a letter dated October 26, 2000, but received by the Company on November 20, 2000 Louis W. Storms IV resigned as member of the Company's Board of Directors. The letter, a copy of which is attached as Exhibit 17.1 to this Current Report on Form 8-K, states the following reasons for Mr. Storms' resignation:

         (i) he had placed seven phone calls to the Company over the past four months inquiring about the business of the Company, but had not received a response from the Company;

         (ii) his advice regarding management matters and technology development has been ignored by the Company; and

         (iii) the Company has not requested his technical direction for an extended period.

         While, in the past, Mr. Storms had provided guidance to the Company on technical matters, including website development and operation, the Company believes that Mr. Storms' resignation will not have a material adverse impact on the Company's operations because the Company over time has supplanted this guidance with contributions from others, including management.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           17.1 Letter of Resignation from Louis W. Storms, IV dated October 26, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PARTSBASE.COM, INC.
                                               (Registrant)


Dated: December 5, 2000                        By:  /s/ ROBERT A. HAMMOND, JR.
                                                    --------------------------
                                                    Robert A. Hammond, Jr.,
                                                    President, Chief Executive
                                                    Officer and Chairman



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